[Company Name]

[Company Slogan]

PURCHASE ORDER

DATE: 6/18/2012
P.O. #

[Stress Address]
[City, ST ZIP]
Phone: [000-000-0000]
Fax: [000-000-0000]

VENDOR	SHIP TO
	[Attn: Name]
BioZone Laboratories, Inc	[Company Name]
580 Garcia Avenue	[Stress Address]
Pittsburg, CA 94565	[City, ST ZIP]
(925) 473-1000	[Phone]

REQUISITIONER	SHIP VIA	F.O.B.	SHIPPING TERMS

ITEM #	DESCRIPTION	QTY	UNIT PRICE	TOTAL
				-
				-
				-
				-
				-
				-
				-
				-
				-
				-
				-
				-
				-
				-
				-

SUBTOTAL	$	-
TAX RATE		
TAX	$	-
S & H	$	-
OTHER	$	-
TOTAL	$	-

Other Comments or Special Instructions

Authorized by Date

If you have any questions about this purchase order, please contact
[Name, Phone #, E-mail, Phone, Fax]